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                              RYDEX VARIABLE TRUST

                         SUPPLEMENT DATED OCTOBER 1,1999
                       TO THE PROSPECTUS DATED MAY 1,1999

     This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
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On September 24, 1999, Shareholders of the Precious Metals Fund (the "Fund") of
the Rydex Variable Trust voted to change the Fund's investment objective. As a result of the change, the Fund's new objective is to seek capital appreciation by investing in U.S. and foreign companies involved in the precious metals industry, including exploration, mining, production and development, and other precious metals-related services. The Fund will no longer attempt to provide investment results that correspond to a precious metals benchmark. In addition, the new objective is a non-fundamental policy of the Fund and may be changed without further shareholder approval.

As a result of the change of the investment objective, the Prospectus is revised as follows:

- All references to the Philadelphia Stock Exchange Gold/Silver Index-Trademark- (XAU) in the INTRODUCTION and BENCHMARK INFORMATION sections of the Prospectus are deleted.

- The information contained in the FUND INFORMATION section is replaced by the following:

          FUND OBJECTIVE - The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

          PORTFOLIO INVESTMENTS - The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

          RISK CONSIDERATIONS - The Precious Metals Fund is subject to a number of risks that will affect the value of its shares, including:

               - EQUITY RISk -- The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

               - PRECIOUS METALS CONCENTRATION RISk -- The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will

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                    underperform the market as a whole. To the extent that the
                    Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

               - FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could effect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

- The following sentence is added to the first paragraph of the FUND PERFORMANCE INFORMATION and the FINANCIAL HIGHLIGHTS sections:

     Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

- The following sentence replaces the third paragraph in the PORTFOLIO MANAGEMENT section:

     The Precious Metals Fund is managed by a team and no one person is responsible for making investment decisions for the Fund.